Exhibit 99.2

BROADSTONE
NET LEASE, INC.

TSC TRACTOR SUPPLY Co

Q1 2025 QUARTERLY SUPPLEMENTAL INFORMATION

www.broadstone.com

toneet Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2025 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company”, “BNL”, “us”, “our”, and “we”) is an industrial-focused, diversified net lease real estate investment trust (“REIT”) that invests in primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. We primarily, and selectively, invest in real estate across industrial and retail property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President, Chief Financial Officer and Treasurer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Underwriting & Strategy

Will D. Garner

Senior Vice President, Acquisitions

Jennie L. O’Brien

Senior Vice President and Chief Accounting Officer

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

Richard Imperiale

David M. Jacobstein

Shekar Narasimhan

Joseph Saffire

James H. Watters

Company Contact Information

Brent Maedl
Director, Corporate Finance & Investor Relations

brent.maedl@broadstone.com

585-382-8507

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands except per share data)

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Financial Summary
Investment in rental property	$5,032,276	$4,994,057	$5,018,626	$4,840,961	$4,666,969
Less accumulated depreciation	(694,990)	(672,478)	(644,214)	(627,871)	(606,225)
Property under development	35,492	18,784	—	165,014	133,064
Investment in rental property, net	4,372,778	4,340,363	4,374,412	4,378,104	4,193,808
Cash and cash equivalents	9,605	14,845	8,999	18,282	221,740
Restricted cash	1,428	1,148	2,219	1,614	1,038
Total assets	5,237,186	5,216,417	5,263,286	5,264,557	5,269,655
Unsecured revolving credit facility	174,122	93,014	125,482	79,096	73,820
Mortgages, net	76,260	76,846	77,416	77,970	78,517
Unsecured term loans, net	893,505	897,201	896,887	896,574	896,260
Senior unsecured notes, net	846,252	846,064	845,875	845,687	845,498
Total liabilities	2,156,372	2,074,993	2,124,927	2,067,147	2,051,951
Total Broadstone Net Lease, Inc. equity	2,949,734	3,003,745	2,999,074	3,054,802	3,073,622
Total equity (book value)	3,080,814	3,141,424	3,138,359	3,197,410	3,217,704

Revenues	108,690	112,130	108,397	105,907	105,366
General and administrative - other	7,525	7,951	6,893	7,831	7,957
Stock based compensation	2,147	1,977	1,829	2,073	1,475
General and administrative	9,672	9,928	8,722	9,904	9,432
Total operating expenses	70,785	77,369	54,811	56,463	79,264
Interest expense	20,074	19,564	18,178	17,757	18,578
Net income	17,493	27,607	37,268	35,937	68,177
Net earnings per common share, diluted	$0.09	$0.14	$0.19	$0.19	$0.35

FFO	72,627	80,003	73,818	73,725	73,135
FFO per share, diluted	$0.37	$0.41	$0.37	$0.37	$0.37
Core FFO	75,280	74,427	73,971	73,001	74,072
Core FFO per share, diluted	$0.38	$0.38	$0.37	$0.37	$0.38
AFFO	71,812	70,532	70,185	70,401	70,873
AFFO per share, diluted	$0.36	$0.36	$0.35	$0.36	$0.36

Net cash provided by operating activities	71,459	63,911	67,303	74,172	70,867
Capital expenditures and improvements	1,106	2,205	1,180	134	132
Capital expenditures and improvements - revenue generating	13,242	3,755	6,351	38	3,000
Net cash (used in) provided by investing activities	(85,335)	27,338	(65,618)	(225,708)	204,285
Net cash provided by (used in) financing activities	8,916	(86,474)	(10,363)	(51,346)	(73,006)
Distributions declared	58,874	57,209	56,354	57,710	57,292
Distributions declared per diluted share	$0.290	$0.290	$0.290	$0.290	$0.285

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Accounted for using the operating method:
Land	$780,817	$778,826	$784,545	$773,224	$724,199
Land improvements	360,197	357,142	357,090	324,138	316,170
Buildings and improvements	3,848,623	3,815,521	3,834,310	3,708,366	3,591,260
Equipment	16,070	15,843	15,824	8,248	8,247
Total accounted for using the operating method	5,005,707	4,967,332	4,991,769	4,813,976	4,639,876
Less accumulated depreciation	(694,990)	(672,478)	(644,214)	(627,871)	(606,225)
Accounted for using the operating method, net	4,310,717	4,294,854	4,347,555	4,186,105	4,033,651
Accounted for using the direct financing method	25,999	26,154	26,285	26,413	26,522
Accounted for using the sales-type method	570	571	572	572	571
Property under development	35,492	18,784	—	165,014	133,064
Investment in rental property, net	4,372,778	4,340,363	4,374,412	4,378,104	4,193,808
Investment in rental property and intangible lease assets held for sale, net	—	—	38,779	—	—
Cash and cash equivalents	9,605	14,845	8,999	18,282	221,740
Accrued rental income	166,436	162,717	158,350	153,551	149,203
Tenant and other receivables, net	2,581	3,281	2,124	2,604	836
Prepaid expenses and other assets	52,260	41,584	36,230	33,255	33,149
Interest rate swap, assets	29,681	46,220	27,812	56,444	57,900
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	264,076	267,638	276,811	282,548	273,250
Total assets	$5,237,186	$5,216,417	$5,263,286	$5,264,557	$5,269,655
Liabilities and equity
Unsecured revolving credit facility	$174,122	$93,014	$125,482	$79,096	$73,820
Mortgages, net	76,260	76,846	77,416	77,970	78,517
Unsecured term loans, net	893,505	897,201	896,887	896,574	896,260
Senior unsecured notes, net	846,252	846,064	845,875	845,687	845,498
Interest rate swap, liabilities	3,353	—	13,050	—	—
Accounts payable and other liabilities	48,424	48,983	47,651	42,635	40,655
Dividends payable	58,220	58,317	58,163	58,028	56,871
Accrued interest payable	9,399	5,837	9,642	14,033	9,377
Intangible lease liabilities, net	46,837	48,731	50,761	53,124	50,953
Total liabilities	2,156,372	2,074,993	2,124,927	2,067,147	2,051,951
Equity
Broadstone Net Lease, Inc. equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	47	47	47
Additional paid-in capital	3,456,041	3,450,584	3,450,116	3,444,265	3,446,910
Cumulative distributions in excess of retained earnings	(536,074)	(496,543)	(467,922)	(449,893)	(430,169)
Accumulated other comprehensive income	29,720	49,657	16,833	60,383	56,834
Total Broadstone Net Lease, Inc. equity	2,949,734	3,003,745	2,999,074	3,054,802	3,073,622
Non-controlling interests	131,080	137,679	139,285	142,608	144,082
Total equity	3,080,814	3,141,424	3,138,359	3,197,410	3,217,704
Total liabilities and equity	$5,237,186	$5,216,417	$5,263,286	$5,264,557	$5,269,655

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands except per share data)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Lease revenues, net	$108,690	$112,130	$108,397	$105,907	$105,366
Operating expenses
Depreciation and amortization	39,497	42,987	38,016	37,404	37,772
Property and operating expense	5,488	6,764	7,014	5,303	5,660
General and administrative	9,672	9,928	8,722	9,904	9,432
Provision for impairment of investment in rental properties	16,128	17,690	1,059	3,852	26,400
Total operating expenses	70,785	77,369	54,811	56,463	79,264
Other income (expenses)
Interest income	99	42	70	649	233
Interest expense	(20,074)	(19,564)	(18,178)	(17,757)	(18,578)
Gain on sale of real estate	405	8,196	2,441	3,384	59,132
Income taxes	(355)	(527)	291	(531)	(408)
Other (expenses) income	(487)	4,699	(942)	748	1,696
Net income	17,493	27,607	37,268	35,937	68,177
Net income attributable to non-controlling interests	(750)	(1,217)	(1,660)	(608)	(3,063)
Net income attributable to Broadstone Net Lease, Inc.	$16,743	$26,390	$35,608	$35,329	$65,114

Weighted average number of common shares outstanding
Basic (a)	187,865	187,592	187,496	187,436	187,290
Diluted (a)	196,898	196,697	196,932	196,470	196,417
Net earnings per common share (b)
Basic and Diluted	$0.09	$0.14	$0.19	$0.19	$0.35
(a)
Excludes 1,016,888 weighted average shares of unvested restricted common stock for the three months ended March 31, 2025.
(b)
Excludes $0.3 million from the numerator for the three months ended March 31, 2025, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands except per share data)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income	$17,493	$27,607	$37,268	$35,937	$68,177
Real property depreciation and amortization	39,411	42,902	37,932	37,320	37,690
Gain on sale of real estate	(405)	(8,196)	(2,441)	(3,384)	(59,132)
Provision for impairment of investment in rental properties	16,128	17,690	1,059	3,852	26,400
FFO	$72,627	$80,003	$73,818	$73,725	$73,135
Net write-offs of accrued rental income	2,228	120	—	—	2,556
Other non-core income from real estate transactions	(63)	(1,183)	(887)	—	—
Cost of debt extinguishment	165	—	—	—	—
Severance and employee transition costs	1	187	98	24	77
Other (income) expenses (a)	322	(4,700)	942	(748)	(1,696)
Core FFO	$75,280	$74,427	$73,971	$73,001	$74,072
Straight-line rent adjustment	(5,907)	(6,312)	(5,309)	(5,051)	(4,980)
Adjustment to provision for credit losses	—	—	—	(17)	—
Amortization of debt issuance costs	1,237	983	983	983	983
Non-capitalized transaction costs	117	299	25	445	182
Realized gain or loss on interest rate swaps and other non-cash interest expense	2	(6)	(5)	62	159
Amortization of lease intangibles	(1,064)	(991)	(1,309)	(1,095)	(1,018)
Stock-based compensation	2,147	1,977	1,829	2,073	1,475
Deferred taxes	—	155	—	—	—
AFFO	$71,812	$70,532	$70,185	$70,401	$70,873

Diluted weighted average shares outstanding (b)	196,898	196,697	196,932	196,470	196,417
Net earnings per diluted share (c)	$0.09	$0.14	$0.19	$0.19	$0.35
FFO per diluted share (c)	0.37	0.41	0.37	0.37	0.37
Core FFO per diluted share (c)	0.38	0.38	0.37	0.37	0.38
AFFO per diluted share (c)	0.36	0.36	0.35	0.36	0.36
(a)
Amount includes $0.3 million of unrealized and realized foreign exchange loss for the three months ended March 31, 2025, primarily associated with our Canadian dollar denominated revolver borrowings.
(b)
Excludes 1,016,888 weighted average shares of unvested restricted common stock for the three months ended March 31, 2025.
(c)
Excludes $0.3 million from the numerator for the three months ended March 31, 2025, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 8

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Contractual rental amounts billed for operating leases	$99,314	$98,193	$96,596	$95,736	$97,549
Adjustment to recognize contractual operating lease billings on a straight- line basis	6,064	6,444	5,438	5,177	5,104
Net write-offs of accrued rental income	(2,228)	—	—	—	(2,556)
Variable rental amounts earned	680	1,098	644	659	598
Earned income from direct financing leases	682	686	691	689	682
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	4,944	5,400	5,537	4,651	5,105
Other income from real estate transactions	77	1,054	907	12	66
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(857)	(760)	(1,430)	(1,032)	(1,196)
Total Lease revenues, net	$108,690	$112,130	$108,397	$105,907	$105,366

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 9

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	189,073
OP Units	8,402
Common Stock & OP Units	197,475
Price Per Share / Unit at March 31, 2025	$17.04
IMPLIED EQUITY MARKET CAPITALIZATION	$3,364,972
% of Total Capitalization	62.8%
DEBT
Unsecured Revolving Credit Facility - 2026	$174,122
Unsecured Term Loans	900,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2028	400,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	76,317
TOTAL DEBT	$2,000,439
% of Total Capitalization	37.2%
Floating Rate Debt %	1.5%
Fixed Rate Debt %	98.5%
Secured Debt %	3.8%
Unsecured Debt %	96.2%

Total Capitalization	$5,365,411
Less: Cash and Cash Equivalents	(9,605)
Enterprise Value	$5,355,806

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 10

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2025	188,626	8,646	197,272
Grants of restricted stock awards - employees	292	—	292
Retirement of common shares under equity incentive plan	(86)	—	(86)
Forfeiture of restricted stock awards	(3)	—	(3)
OP unit conversion	244	(244)	—
Balance, March 31, 2025	189,073	8,402	197,475

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 11

Debt Outstanding

(in thousands)

	March 31,	December 31,
	2025	2024	Interest Rate	Maturity Date
Unsecured revolving credit facility	$174,122	$93,014	Applicable reference rate + 0.85% (a)	Mar. 2029 (d)
Unsecured term loans:
2026 Unsecured Term Loan	—	400,000	one-month adjusted SOFR + 1.00% (b)	Feb. 2026 (e)
2027 Unsecured Term Loan	200,000	200,000	daily simple adjusted SOFR + 0.95% (c)	Aug. 2027
2028 Unsecured Term Loan	400,000	—	one-month adjusted SOFR + 0.95% (b)	Mar. 2028 (f)
2029 Unsecured Term Loan	300,000	300,000	daily simple adjusted SOFR + 1.25% (c)	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(6,495)	(2,799)
Total unsecured term loans, net	893,505	897,201
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(3,748)	(3,936)
Total senior unsecured notes, net	846,252	846,064
Total unsecured debt, net	$1,913,879	$1,836,279
(a)
At March 31, 2025 and December 31, 2024, a balance of $104.3 million and $23.5 million, respectively, was subject to daily simple SOFR. The remaining balance of $100.0 million CAD borrowings remeasured to $69.8 million USD and $69.5 million USD, at March 31, 2025 and December 31, 2024, respectively, and was subject to daily simple CORRA of 2.77% and 3.32% at March 31, 2025 and December 31, 2024, respectively.
(b)
At March 31, 2025 and December 31, 2024, one-month SOFR was 4.32% and 4.33%, respectively.
(c)
At March 31, 2025 and December 31, 2024, overnight SOFR was 4.41% and 4.49%, respectively.
(d)
Our unsecured revolving credit facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.
(e)
The 2026 Unsecured Term Loan was paid in full on February 28, 2025 with borrowings from the 2028 Unsecured Term Loan.
(f)
Our 2028 unsecured term loan reflected above assumes exercise of two twelve-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.125% of the aggregate principal amount of the loans outstanding under the 2028 term loan facility.

	Origination	Maturity	Interest	March 31,	December 31,
Lender	Date	Date	Rate	2025	2024
Wilmington Trust National Association	Apr. 2019	Feb. 2028	4.92%	$42,476	$42,838
Wilmington Trust National Association	Jun. 2018	Aug. 2025	4.36%	18,166	18,283
PNC Bank	Oct. 2016	Nov. 2026	3.62%	15,675	15,792
Total mortgages				76,317	76,913
Debt issuance costs, net				(57)	(67)
Mortgages, net				$76,260	$76,846

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2025	$—	$19,601	$—	$—	$19,601
2026	—	16,843	—	—	16,843
2027	—	1,596	200,000	150,000	351,596
2028	—	38,277	400,000	225,000	663,277
2029	174,122	—	300,000	—	474,122
Thereafter	—	—	—	475,000	475,000
Total	$174,122	$76,317	$900,000	$850,000	$2,000,439

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 12

Interest Rate Swaps

(dollars in thousands)

				March 31, 2025
Counterparty	Maturity Date (a)	Fixed Rate (b)	Variable Rate Index	Notional Amount		Fair Value
Effective Swaps: (c)
Truist Financial Corporation	April 2025	2.20%	daily compounded SOFR	$25,000		$—
Bank of Montreal	July 2025	2.32%	daily compounded SOFR	25,000		130
Truist Financial Corporation	July 2025	1.99%	daily compounded SOFR	25,000		151
Truist Financial Corporation	December 2025	2.30%	daily compounded SOFR	25,000		342
Bank of Montreal	January 2026	1.92%	daily compounded SOFR	25,000		416
Bank of Montreal	January 2026	2.05%	daily compounded SOFR	40,000		627
Capital One, National Association	January 2026	2.08%	daily compounded SOFR	35,000		542
Truist Financial Corporation	January 2026	1.93%	daily compounded SOFR	25,000		415
Capital One, National Association	April 2026	2.68%	daily compounded SOFR	15,000		203
Capital One, National Association	July 2026	1.32%	daily compounded SOFR	35,000		1,129
Bank of Montreal	December 2026	2.33%	daily compounded SOFR	10,000		254
Bank of Montreal	December 2026	1.99%	daily compounded SOFR	25,000		780
Toronto-Dominion Bank	March 2027	2.46%	daily compounded CORRA	13,964	(d)	44
Wells Fargo Bank, N.A.	April 2027	2.72%	daily compounded SOFR	25,000		517
Bank of Montreal	December 2027	2.37%	daily compounded SOFR	25,000		892
Capital One, National Association	December 2027	2.37%	daily compounded SOFR	25,000		888
Wells Fargo Bank, N.A.	January 2028	2.37%	daily compounded SOFR	75,000		2,674
Bank of Montreal	May 2029	2.09%	daily compounded SOFR	25,000		1,563
Regions Bank	May 2029	2.11%	daily compounded SOFR	25,000		1,538
Regions Bank	June 2029	2.03%	daily compounded SOFR	25,000		1,620
U.S. Bank National Association	June 2029	2.03%	daily compounded SOFR	25,000		1,622
Regions Bank	August 2029	2.58%	one-month SOFR	100,000		4,015
Toronto-Dominion Bank	August 2029	2.58%	one-month SOFR	45,000		1,835
U.S. Bank National Association	August 2029	2.65%	one-month SOFR	15,000		568
U.S. Bank National Association	August 2029	2.58%	one-month SOFR	100,000		4,033
U.S. Bank National Association	August 2029	1.35%	daily compounded SOFR	25,000		2,387
Bank of Montreal	March 2030	3.80%	daily simple SOFR	80,000		(754)
JPMorgan Chase Bank, N.A.	March 2030	3.79%	daily simple SOFR	50,000		(437)
Regions Bank	March 2032	2.69%	daily compounded CORRA	13,964	(d)	105
U.S. Bank National Association	March 2032	2.70%	daily compounded CORRA	13,964	(d)	102
Bank of Montreal	March 2034	2.81%	daily compounded CORRA	27,929	(e)	289
				$1,044,821		$28,490
Forward Starting Swaps: (c) (f)
U.S. Bank National Association	June 2030	3.73%	daily simple SOFR	$70,000		$(500)
Truist Financial Corporation	June 2030	3.73%	daily simple SOFR	55,000		(405)
Manufacturers & Traders Trust Company	September 2030	3.71%	daily simple SOFR	50,000		(355)
Regions Bank	September 2030	3.69%	daily simple SOFR	15,000		(101)
Truist Financial Corporation	September 2030	3.70%	daily simple SOFR	15,000		(101)
Toronto-Dominion Bank	December 2030	3.66%	daily simple SOFR	70,000		(382)
Regions Bank	December 2030	3.66%	daily simple SOFR	55,000		(318)
				$330,000		$(2,162)

Total Swaps				$1,374,821		$26,328
(a)
The weighted average maturity date of effective swaps and effective swaps and forward starting swaps combined was 3.3 years and 3.8 years, respectively, at March 31, 2025.
(b)
At March 31, 2025, the weighted average interest rate on all outstanding borrowings was 3.81%, inclusive of a weighted average fixed rate on effective interest rate swaps of 2.48%.
(c)
The classification between “effective” and “forward starting” swaps is determined as of the most recent period presented.
(d)
The contractual notional amount is $20.0 million CAD.
(e)
The contractual notional amount is $40.0 million CAD.
(f)
Forward starting swaps have effective dates that are 5 years prior to each respective maturity date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 13

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income	$17,493	$27,607	$37,268	$35,937	$68,177
Depreciation and amortization	39,497	42,987	38,016	37,404	37,772
Interest expense	20,074	19,565	18,178	17,757	18,578
Income taxes	355	527	291	531	408
EBITDA	$77,419	$90,686	$93,753	$91,629	$124,935
Provision for impairment of investment in rental properties	16,128	17,690	1,059	3,852	26,400
Gain on sale of real estate	(405)	(8,197)	(2,441)	(3,384)	(59,132)
EBITDAre	$93,142	$100,179	$92,371	$92,097	$92,203
Adjustment for current quarter investment activity (a)	978	28	4,080	1,241	—
Adjustment for current quarter disposition activity (b)	(135)	(11)	(66)	(87)	(4,712)
Adjustment to exclude non-recurring and other expenses (c)	44	348	(201)	26	(125)
Adjustment to exclude net write-offs of accrued rental income	2,228	120	—	—	2,556
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	322	(4,699)	942	(748)	(1,696)
Adjustment to exclude cost of debt extinguishment	166	—	—	—	—
Adjustment to exclude other income from real estate transactions	(63)	(1,183)	(887)	—	—
Adjusted EBITDAre	$96,682	$94,782	$96,239	$92,529	$88,226
Estimated revenues from developments (d)	631	334	—	3,458	2,771
Pro Forma Adjusted EBITDAre	$97,313	$95,116	$96,239	$95,987	$90,997
Annualized EBITDAre	$372,568	$400,716	$369,484	$368,388	$368,812
Annualized Adjusted EBITDAre	386,728	379,128	384,956	370,116	352,904
Pro Forma Annualized Adjusted EBITDAre	389,252	380,464	384,956	383,948	363,988
(a)
Reflects an adjustment to give effect to all investments during the quarter, including developments that have reached rent commencement, as if they had been made as of the beginning of the quarter.
(b)
Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
(c)
Amounts include less than $0.1 million of accelerated lease intangible amortization during the three months ended March 31, 2025.
(d)
Represents estimated contractual revenues based on in-process development spend to-date.

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted EBITDAre	$96,682	$94,782	$96,239	$92,529	$88,226
General and administrative	9,628	9,581	8,924	9,878	9,557
Adjusted Net Operating Income ("NOI")	$106,310	$104,363	$105,163	$102,407	$97,783
Straight-line rental revenue, net	(6,084)	(6,317)	(6,128)	(5,191)	(4,929)
Other amortization and non-cash charges	(1,007)	(796)	(1,309)	(1,095)	(1,018)
Adjusted Cash NOI	$99,219	$97,250	$97,726	$96,121	$91,836
Annualized Adjusted NOI	$425,240	$417,452	$420,652	$409,628	$391,132
Annualized Adjusted Cash NOI	396,876	389,000	390,904	384,484	367,344

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 14

Net Debt Metrics

(in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Debt
Unsecured revolving credit facility	$174,122	$93,014	$125,482	$79,096	$73,820
Unsecured term loans, net	893,505	897,201	896,887	896,574	896,260
Senior unsecured notes, net	846,252	846,064	845,875	845,687	845,498
Mortgages, net	76,260	76,846	77,416	77,970	78,517
Debt issuance costs	10,300	6,802	7,314	7,825	8,337
Gross Debt	2,000,439	1,919,927	1,952,974	1,907,152	1,902,432
Cash and cash equivalents	(9,605)	(14,845)	(8,999)	(18,282)	(221,740)
Restricted cash	(1,428)	(1,148)	(2,219)	(1,614)	(1,038)
Net Debt	$1,989,406	$1,903,934	$1,941,756	$1,887,256	$1,679,654
Estimated net proceeds from forward equity agreements (a)	(38,124)	(38,514)	(38,983)	—	—
Pro Forma Net Debt	$1,951,282	$1,865,420	$1,902,773	$1,887,256	$1,679,654

Leverage Ratios:
Net Debt to Annualized EBITDAre	5.3x	4.8x	5.3x	5.1x	4.6x
Net Debt to Annualized Adjusted EBITDAre	5.1x	5.0x	5.0x	5.1x	4.8x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	5.0x	4.9x	4.9x	4.9x	4.6x
(a)
Represents pro forma adjustment for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented.

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2025, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.33	0.34	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.01	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	5.67	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.30	4.30	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.35	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.37
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	5.25
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.77
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.01

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 15

Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Weighted Average Debt Maturity: 4.4 years (a)

$1,500
$352
$263
$300
$375
$20
$17
$0
$0
$0
2025
2026
2027
2028
2029
2030 (a)
2031
2032
2033
2034+
Mortgages
Unsecured Credit Facilities
Drawn Revolver Capacity
Undrawn Revolver Capacity
Senior Unsecured Notes

(a)
Our Revolving Credit Facility reflected above assumes exercise of two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments. Our 2028 unsecured term loan reflected above assumes exercise of two twelve-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.125% of the aggregate principal amount of the loans outstanding under the 2028 term loan facility.

Swap Maturities

(dollars in millions)

Weighted Average Effective Swap Maturity: 3.3 years Weighted Average Effective & Forward Starting Swap Maturity: 3.8 years

3.73%
$330
2.69%
2.81%
2.20%
1.95%
2.48%
2.37%
2.37%
$385
$210
$100
$89
$75
$130
$28
$-
$-
$28
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034+
Effective Swaps
Forward Starting Swaps
Weighted Average Fixed Rate per Year

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 16

Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company’s investment activity during 2025.

Q1 2025
Acquisitions:
Number of transactions	3
Number of properties	6
Square feet	438
Acquisition price	$59,004
Industrial	41,088
Retail	17,916
Initial cash capitalization rate	7.2%
Straight-line yield	8.3%
Weighted average lease term (years)	13.6
Weighted average annual rent increase	2.6%

Build-to-suit developments:
Investments	$26,494

Revenue generating capital expenditures:
Number of existing properties	3
Investments	$2,835
Initial cash capitalization rate	8.0%
Weighted average lease term (years)	17.7
Weighted average annual rent increase	1.7%

Total investments	$88,333
Total initial cash capitalization rate (a)	7.2%
Total weighted average lease term (years) (a)	13.8
Total weighted average annual rent increase (a)	2.5%
(a)
Due to the nature of build-to-suit developments not generating revenue during construction, these are excluded from the calculation of total cash capitalization rates, weighted average lease terms, and weighted average rent increases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 17

Build-to-Suit Development Projects

(square feet and dollars in thousands)

The following table summarizes the Company’s in-process developments as of March 31, 2025:

Property	Projected Rentable Square Feet	Start Date (a)	Target Stabilization Date (a)	Lease Term (Years)	Total Project Commitment (a)	Estimated Total Project Investment (a)	Cumulative Investment	QTD Q1 2025 Investment	Estimated Remaining Investment	Estimated Cash Capitalization Rate (a)	Estimated Straight-line Yield (a)
In-process retail:
7 Brew (High Point - NC)	1	Dec. 2024	Apr. 2025	15.0	$1,975	$1,975	$1,477	$303	$498	8.0%	8.8%
7 Brew (Charleston - SC)	1	Feb. 2025	Apr. 2025	15.0	1,729	1,729	1,035	1,035	694	7.9%	8.8%
In-process industrial:
Sierra Nevada (Dayton - OH)	122	Oct. 2024	Nov. 2025	15.0	58,563	58,563	12,516	7,877	46,047	7.6%	9.4%
Sierra Nevada (Dayton - OH)	122	Oct. 2024	Mar. 2026	15.0	55,525	55,525	8,035	3,778	47,490	7.7%	9.6%
Southwire (Bremen - GA)	1,200	Dec. 2024	Jul. 2026	10.0	115,411	109,845	11,403	3,118	98,442	7.6%	8.6%
Total / weighted average	1,446			12.6	233,203	227,637	34,466	16,111	193,171	7.6%	9.1%
Stabilized industrial:
UNFI (Sarasota - FL)	1,016	May 2023	Completed	15.0	204,833	200,958	200,958	10,383	-	7.2%	8.6%
Total / weighted average	2,462			13.7	$438,036	$428,595	$235,424	$26,494	$193,171	7.4%	8.8%
(a)
Refer to definitions and explanations appearing at the end of this supplemental document.

Transitional Capital

The following table summarizes the Company’s transitional capital investments, which are excluded from real estate investment portfolio statistics:

Q1 2025
Transitional Capital:
Type	Preferred Equity
Investment (’000s) (b)	$52,200
Stabilized cash capitalization rate (c)	8.0%
Annualized initial cash NOI yield	7.6%
Remaining term (years) (d)	2.3
Property type	Retail Center
Underlying property metrics
Number of retail spaces	28
Rentable square footage (“SF”) (’000s)	332
Weighted average remaining lease term (years)	4.0
Occupancy rate (based on SF) (e)	95.2%
Quarterly rent collection	100.0%
(b)
Agreement includes commitment to fund up to an additional $7.8 million of preferred capital.
(c)
Represents stated yield with unpaid amounts accruing with preferential payment.
(d)
Agreement contains two one-year extension options subject to a 0.50% extension fee. Repayment at end of term subject to a $3.5 million repayment fee.
(e)
Includes executed leases where rent has not yet commenced.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 18

Dispositions

(square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2025.

Q1 2025
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Other	3	30	$9,621	7,385	$9,802
Total Properties	3	30	9,621	7,385	9,802
Weighted average cash cap rate					9.2%

Portfolio at a Glance: Key Metrics (a)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Properties	769	765	773	777	759
U.S. States	44	44	44	44	44
Canadian Provinces	4	4	4	4	4
Total annualized base rent	$401.3M	$395.5M	$398.2M	$385.5M	$374.1M
Total rentable square footage (“SF”)	39.8M	39.4M	39.7M	38.5M	37.6M
Tenants	204	202	203	207	200
Brands	192	190	191	196	188
Industries	55	55	55	53	53
Occupancy (based on SF)	99.1%	99.1%	99.0%	99.3%	99.2%
Rent Collection	99.1%	99.2%	99.1%	99.0%	99.0%
Top 10 tenant concentration	21.9%	21.9%	21.4%	20.2%	20.6%
Top 20 tenant concentration	35.3%	35.5%	34.9%	33.4%	34.0%
Investment grade (tenant/guarantor) (b)	20.1%	20.2%	19.8%	18.1%	18.4%
Financial reporting coverage (c)	94.1%	94.2%	94.0%	94.8%	95.3%
Rent coverage ratio (restaurants only)	3.2x	3.3x	3.3x	3.3x	3.3x
Weighted average annual rent increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted average remaining lease term	10.0 years	10.2 years	10.3 years	10.4 years	10.6 years
Master leases (based on ABR)
Total portfolio	40.9%	41.4%	40.2%	41.7%	43.0%
Multi-site tenants	68.7%	69.1%	69.0%	71.0%	71.0%
(a)
Property metrics exclude transitional capital investments.
(b)
Investment grade tenants are our tenants with a credit rating, and tenants that are subsidiaries or affiliates of companies with a credit rating, as of balance sheet date, of a Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). As of March 31, 2025, we changed our methodology to include subsidiaries or affiliates of our tenants with a credit rating and retrospectively applied this change to all periods presented. We believe this change more accurately reflects our tenant credit exposure and aligns with industry standards when presenting similar metrics.
(c)
Includes 8.7% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at March 31, 2025.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 19

Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$16,236	4.0%	2,250	5.7%
United Natural Foods, Inc.	Distribution & Warehouse	1	14,386	3.6%	1,016	2.6%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,612	2.4%	2,284	5.7%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	8,025	2.0%	1,599	4.0%
Jack’s Family Restaurants LP*	Quick Service Restaurants	43	7,605	1.9%	147	0.4%
Dollar General Corporation	General Merchandise	64	6,597	1.6%	609	1.5%
Tractor Supply Company	General Merchandise	23	6,473	1.6%	462	1.2%
J. Alexander’s, LLC*	Casual Dining	16	6,300	1.6%	132	0.4%
Nestle’ Dreyer's Ice Cream Company	Cold Storage	2	6,259	1.6%	503	1.3%
Hensley & Company*	Distribution & Warehouse	3	6,231	1.6%	577	1.3%
Total Top 10 Tenants		178	$87,724	21.9%	9,579	24.1%

Salm Partners, LLC*	Food Processing	2	$6,169	1.5%	426	1.1%
Axcelis Technologies, Inc.	Flex and R&D	1	5,900	1.5%	417	1.0%
BluePearl Holdings, LLC**	Animal Services	13	5,897	1.5%	159	0.4%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	18	5,563	1.4%	147	0.4%
Outback Steakhouse of Florida LLC*	Casual Dining	22	5,543	1.4%	138	0.2%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,538	1.3%	156	0.4%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/Office	17	5,260	1.2%	1,303	3.4%
Arkansas Surgical Hospital, LLC	Clinical & Surgical	1	4,702	1.2%	129	0.3%
Carvana, LLC*	Industrial Services	2	4,672	1.2%	230	0.6%
Jelly Belly Candy Company	Distribution & Warehouse/Food Processing/General Merchandise	5	4,650	1.2%	576	1.4%
Total Top 20 Tenants		286	$141,618	35.3%	13,260	33.3%

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.
BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 20

Top 20 Tenant Descriptions (a)

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 21

Top 20 Tenant Descriptions (a) (continued)

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 22

Top 20 Brands

Brand	Property Type	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$16,236	4.0%	2,250	5.7%
United Natural Foods, Inc.	Distribution & Warehouse	1	14,386	3.6%	1,016	2.6%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,612	2.4%	2,284	5.7%
Ryerson	Distribution & Warehouse	11	8,025	2.0%	1,599	4.0%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,605	1.9%	147	0.4%
Dollar General	General Merchandise	64	6,597	1.6%	609	1.5%
Tractor Supply Company	General Merchandise	23	6,473	1.6%	462	1.2%
Nestle’	Cold Storage	2	6,259	1.6%	503	1.3%
Hensley*	Distribution & Warehouse	3	6,231	1.6%	577	1.3%
Salm Partners, LLC*	Food Processing	2	6,169	1.5%	426	1.1%
Total Top 10 Brands		164	$87,593	21.8%	9,873	24.8%

Axcelis	Flex and R&D	1	5,900	1.5%	417	1.0%
BluePearl Veterinary Partners**	Animal Services	13	5,897	1.5%	159	0.4%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,607	1.4%	281	0.7%
Red Lobster*	Casual Dining	18	5,563	1.4%	147	0.4%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,538	1.3%	156	0.4%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/Office	17	5,260	1.2%	1,303	3.4%
Outback Steakhouse*	Casual Dining	20	4,796	1.2%	126	0.3%
Arkansas Surgical Hospital, LLC	Clinical & Surgical	1	4,702	1.2%	129	0.3%
Carvana*	Industrial Services	2	4,672	1.2%	230	0.6%
Jelly Belly	Distribution & Warehouse/Food Processing/General Merchandise	5	4,650	1.2%	576	1.4%
Total Top 20 Brands		289	$140,178	34.9%	13,397	33.7%

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Property Type

(rent percentages based on ABR)

$401.3 M
Annualized
Base Rent
Industrial 59.8%
Distribution & Warehouse 18.2%
Manufacturing 17.5%
Food Processing 12.4%
Flex and R&D 5.4%
Industrial Services 3.7%
Cold Storage 2.6%
Retail 31.3%
General Merchandise 7.7%
Casual Dining 6.8%
Quick Service Restaurants 6.8%
Automotive 3.0%
Animal Services 2.8%
Home Furnishings 1.9%
Healthcare Services 1.5%
Education 0.8%
Other 8.9%
Office 5.9%
Clinical & Surgical 3.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Property Type (continued)

Property Type	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Industrial
Distribution & Warehouse	50	$73,231	18.2%	10,779	27.1%
Manufacturing	80	70,359	17.5%	12,319	31.0%
Food Processing	34	49,749	12.4%	5,736	14.4%
Flex and R&D	10	21,760	5.4%	1,606	4.0%
Industrial Services	29	14,944	3.7%	725	1.9%
Cold Storage	3	10,046	2.6%	722	1.8%
In-process Developments	3	—	—	—	—
Untenanted	2	—	—	344	0.9%
Industrial Total	211	240,089	59.8%	32,231	81.1%
Retail
General Merchandise	143	30,827	7.7%	2,301	5.8%
Casual Dining	102	27,419	6.8%	674	1.7%
Quick Service Restaurants	151	27,128	6.8%	514	1.3%
Automotive	65	12,109	3.0%	764	1.9%
Animal Services	27	11,386	2.8%	421	1.1%
Home Furnishings	13	7,386	1.9%	797	2.0%
Healthcare Services	18	6,050	1.5%	221	0.5%
Education	5	3,246	0.8%	128	0.3%
In-process Developments	2	—	—	—	—
Retail Total	526	125,551	31.3%	5,820	14.6%
Other
Office	14	23,708	5.9%	1,311	3.3%
Clinical & Surgical	18	11,981	3.0%	403	1.0%
Other Total	32	35,689	8.9%	1,714	4.3%
Total	769	$401,329	100.0%	39,765	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 25

Key Statistics by Property Type

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Industrial
Number of properties	211	210	207	206	197
Square feet (000s)	32,231	31,898	31,898	30,602	29,980
Weighted average lease term (years)	10.7	11.0	11.1	11.0	11.3
Weighted average annual rent escalation	2.2%	2.1%	2.1%	2.0%	2.0%
Percentage of total ABR	59.8%	59.6%	59.1%	56.0%	55.8%

Retail
Number of properties	526	520	519	518	507
Square feet (000s)	5,820	5,712	5,692	5,621	5,337
Weighted average lease term (years)	10.0	10.2	10.5	10.8	10.9
Weighted average annual rent escalation	1.7%	1.7%	1.7%	1.7%	1.7%
Percentage of total ABR	31.3%	31.2%	30.9%	31.8%	31.4%

Other
Number of properties	32	35	47	53	55
Square feet (000s)	1,714	1,744	2,118	2,227	2,307
Weighted average lease term (years)	4.8	5.0	5.3	6.5	6.4
Weighted average annual rent escalation	2.4%	2.4%	2.4%	2.5%	2.5%
Percentage of total ABR	8.9%	9.2%	10.0%	12.2%	12.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 26

Diversification: Tenant Industry

Industry	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Restaurants	258	$55,390	13.8%	1,231	3.1%
Packaged Foods & Meats	36	51,065	12.7%	5,873	14.8%
Food Distributors	7	27,431	6.8%	2,534	6.4%
Healthcare Facilities	45	23,368	5.8%	824	2.1%
Auto Parts & Equipment	46	20,948	5.2%	3,168	8.0%
Specialty Stores	37	19,385	4.8%	1,696	4.3%
Distributors	27	17,990	4.5%	2,757	6.9%
Home Furnishing Retail	17	12,281	3.1%	1,692	4.3%
Specialized Consumer Services	46	12,182	3.0%	716	1.8%
Metal & Glass Containers	8	10,813	2.7%	2,206	5.5%
General Merchandise Stores	100	10,428	2.6%	928	2.3%
Industrial Machinery	20	10,080	2.5%	1,949	4.9%
Forest Products	8	9,612	2.4%	2,284	5.7%
Healthcare Services	17	9,578	2.4%	507	1.3%
Electronic Components	2	6,765	1.7%	466	1.2%
Other (40 industries)	93	104,013	26.0%	10,590	26.5%
Untenanted properties	2	—	—	344	0.9%
Total	769	$401,329	100.0%	39,765	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 27

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 769   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio	State / Province	# of Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
TX	65	$38,385	9.6%	3,643	9.2%	MS	12	$4,132	1.0%	607	1.5%
MI	52	36,470	9.1%	4,019	10.1%	LA	5	3,833	1.0%	211	0.5%
FL	30	26,330	6.6%	1,661	4.3%	SC	15	3,555	0.9%	323	0.8%
CA	17	24,362	6.1%	2,282	5.7%	NE	6	3,364	0.8%	509	1.3%
IL	29	22,774	5.7%	2,364	5.9%	WA	14	3,350	0.8%	148	0.4%
WI	30	19,496	4.9%	1,945	4.9%	IA	4	2,922	0.7%	622	1.6%
OH	49	16,719	4.2%	1,584	4.0%	NM	9	2,751	0.7%	107	0.3%
MN	21	16,087	4.0%	2,500	6.3%	UT	3	2,749	0.7%	280	0.7%
TN	48	15,183	3.8%	1,084	2.7%	CO	4	2,589	0.6%	126	0.3%
IN	28	14,130	3.5%	1,852	4.7%	MD	3	2,152	0.5%	205	0.5%
PA	23	12,895	3.2%	2,169	5.5%	CT	2	1,898	0.5%	55	0.1%
AL	52	12,395	3.1%	863	2.2%	MT	7	1,728	0.4%	43	0.1%
GA	34	12,125	3.0%	1,576	4.0%	DE	4	1,162	0.3%	133	0.3%
NC	29	10,591	2.6%	1,038	2.6%	ND	2	1,057	0.3%	24	0.1%
KY	23	9,258	2.3%	927	2.3%	VT	2	432	0.1%	24	0.1%
OK	25	9,020	2.2%	1,006	2.5%	WY	1	338	0.1%	21	0.1%
MO	19	8,941	2.2%	1,260	3.2%	NV	1	276	0.1%	6	0.0%
AZ	7	8,915	2.2%	747	1.9%	OR	1	135	0.0%	9	0.0%
NY	28	7,319	1.8%	562	1.4%	SD	1	80	0.0%	9	0.0%
AR	9	6,675	1.7%	277	0.7%	Total U.S.	762	$393,575	98.1%	39,336	99.0%
MA	3	6,332	1.6%	444	1.1%	BC	2	$4,555	1.1%	253	0.5%
KS	10	5,580	1.4%	643	1.6%	ON	3	1,953	0.5%	101	0.3%
WV	17	5,115	1.3%	884	2.2%	AB	1	918	0.2%	51	0.1%
VA	15	5,057	1.3%	178	0.4%	MB	1	328	0.1%	24	0.1%
NJ	3	4,918	1.2%	366	0.9%	Total Canada	7	$7,754	1.9%	429	1.0%
						Grand Total	769	$401,329	100.0%	39,765	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 28

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.0 YRS
1.0%
3.0%
6.4%
5.0%
4.6%
12.2%
2.0%
8.1%
4.7%
3.6%
3.8%
7.4%
6.7%
3.4%
5.6%
1.5%
4.2%
11.0%
2.3%
0.4%
3.1%
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
Thereafter
Industrial
Retail
Other

Expiration Year	# of Properties	# of Leases	ABR ('000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2025	14	15	$4,188	1.0%	228	0.6%
2026	23	24	11,914	3.0%	915	2.3%
2027	29	30	25,865	6.4%	2,257	5.7%
2028	28	28	19,916	5.0%	1,793	4.5%
2029	60	35	18,410	4.6%	2,587	6.5%
2030	87	52	48,799	12.2%	4,780	12.0%
2031	31	26	8,185	2.0%	835	2.1%
2032	61	46	32,665	8.1%	3,481	8.8%
2033	49	23	19,007	4.7%	1,409	3.5%
2034	38	27	14,450	3.6%	1,245	3.1%
2035	20	16	15,221	3.8%	2,116	5.3%
2036	89	23	29,848	7.4%	2,877	7.2%
2037	27	13	26,760	6.7%	2,203	5.5%
2038	39	35	13,813	3.4%	1,226	3.1%
2039	15	11	22,637	5.6%	1,805	4.5%
2040	31	5	6,029	1.5%	312	0.8%
2041	39	8	16,969	4.2%	1,367	3.4%
2042	58	13	44,099	11.0%	4,803	12.1%
2043	11	4	9,167	2.3%	564	1.4%
2044	3	3	1,660	0.4%	103	0.3%
Thereafter	10	3	11,727	3.1%	2,515	6.4%
Total leased properties	762	440	401,329	100.0%	39,421	99.1%
In-process developments	5	5	—	—	—	—
Untenanted properties	2	—	—	—	344	0.9%
Total properties	769	445	$401,329	100.0%	39,765	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 29

Occupancy

Occupancy by Rentable Square Footage

Change in Occupancy

Number of properties
Vacant properties at January 1, 2025	2
Lease expirations (a)	2
Leasing activities	(2)
Vacant properties at March 31, 2025	2
(a)
Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved and effective in the periods indicated above.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 30

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new build-to-suit developments, the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisition costs, or (2) for dispositions, the property’s ABR in effect immediately prior to the disposition, divided by the disposition price, or (3) for transitional capital, the contractual cash yield to be generated on total invested capital.

EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized EBITDAre, Annualized Adjusted EBITDAre, and Pro Forma Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized EBITDAre, Annualized Adjusted EBITDAre, and Pro Forma Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing investments and dispositions for the quarter as if such investments and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. While investments in build-to-suit developments have an immediate impact to Net Debt, we do not make an adjustment to EBITDAre until the quarter in which the lease commences. We define our Pro Forma Adjusted EBITDAre as Adjusted EBITDAre adjusted to show the impact of estimated contractual revenues based on in-process development spend to-date. Our Pro Forma Net Debt is defined as Net Debt adjusted for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented. We then annualize quarterly Adjusted EBITDAre and Pro Forma Adjusted EBITDAre by multiplying them by four (“Annualized Adjusted EBITDAre” and “Annualized Pro Forma Adjusted EBITDAre”). You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees and other non-core income from real estate transactions, severance and employee transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain revenues and expenses that are non-cash or unique in nature, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, adjustment to provision for credit losses, non-capitalized transaction costs such as acquisition costs related to deals that failed to transact, (gain) loss on interest rate swaps and other non-cash interest expense, deferred taxes, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 31

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

Straight-line Yield: Straight-line yield represents the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the straight-line annual rental income computed in accordance with GAAP, divided by the purchase price.

Definitions Related to Development Properties:

•
Estimated Total Project Investment: Represents the estimated costs to be incurred to complete development of each project. We expect to update our estimates upon completion of the project, or sooner if there are any significant changes to expected costs from quarter to quarter. Excludes capitalized costs consisting of capitalized interest and other acquisition costs.
•
Estimated Cash Capitalization Rate: Calculated by dividing the estimated first year cash yield to be generated on a real estate investment by the Estimated Total Project Investment for the property.
•
Estimated Straight-line Yield: Represents the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the estimated annual straight-line rental income computed in accordance with GAAP, divided by the Estimated Total Project Investment.
•
Start Date: The Start Date represents the period in which we have begun physical construction on a property.
•
Target Stabilization Date: The Target Stabilization Date is our current estimate of the period in which we will have substantially completed a project and the project is made available for occupancy. We expect to update our timing estimates on a quarterly basis.
•
Total Project Commitment: Represents the contractual maximum amount of costs that we are committed to fund for the build-to-suit development project.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2025 Broadstone Net Lease, LLC. All rights reserved. 32